UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

Allure Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-234815	83-2054746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13155 Noel Road, Suite 900

Dallas, TX  75240

(Address of principal executive offices)

(214) 427-1921

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;

•	our ability to keep up with rapidly changing technologies and evolving industry standards;

•	our ability to source our needs for skilled labor, machinery and materials economically;

•	the loss of key members of our senior management; and

•	uncertainties with respect to the legal and regulatory environment surrounding our treatments.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms the “Company”, “Allure Worldwide”, “we”, “us” and “our” refer to Allure Worldwide, Inc., a Nevada corporation, after the date of Acquisition described below, and prior to the Acquisition where the context requires with respect to Genvor, “we,” “us,” “our” and the Company refer to Genvor Inc., a Delaware corporation, which has become our wholly-owned subsidiary upon the closing of the transactions discussed below.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 11, 2021, Allure Worldwide, Inc. (the “Company”) entered into an Exchange Agreement (the “Purchase Agreement”) with Genvor Inc., a Delaware corporation (“Genvor”), to acquire (the “Acquisition”) Genvor in consideration of (i) the payment of $150,000 by Genvor to Allure; (ii) Allure’s founding shareholders transferring 95% of Allure’s total outstanding shares to Genvor’s shareholders; and (iii) Allure’s founding shareholders retaining 5% of Allure’s total outstanding common stock. Pursuant to the Purchase Agreement, after closing of the Acquisition and for a period of two years following commencement of trading of Allure’s common stock, the parties agreed that Allure will make additional issuances of Allure’s common stock to the founding shareholders to ensure that in the aggregate they maintain their 5% ownership of Allure’s outstanding common stock. On March 2, 2022, the Company and Genvor entered into a merger agreement (the “Merger Agreement”) to consummate the Acquisition, and pursuant to which a wholly-owned subsidiary of the Company, Genvor Acquisition Corp., a Delaware corporation (“Merger Subsidiary”), would merge (the “Merger”) with and into Genvor, with each share of Genvor common stock issued immediately prior to the time of the merger automatically converted into the right to receive one share of Company common stock.

On May 27, 2022, the Acquisition closed, Merger Subsidiary merged with and into Genvor, each share of Genvor was exchanged for the right to receive one share of Company common stock, 35,261,871 shares of Company common stock were issued to Genvor’s pre-merger shareholders (the “Merger Shares”), constituting a change of control of the Company, and Genvor became a wholly-owned subsidiary of the Company. As a result of these transactions, the Company had 55,261,871 issued and outstanding common shares upon the closing of the share exchange with Genvor, although Allure’s founding shareholders prior to the Acquisition are obligated to cancel 18,144,112 of the shares in connection with the Acquisition but have not yet done so.

The reverse acquisition was accounted for as a recapitalization effected by a share exchange, wherein Genvor is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

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Form 10 Disclosure

As disclosed elsewhere in this report, on May 27, 2022, the Company acquired Genvor in a reverse acquisition transaction. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a registration statement on Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Genvor and that information relating to periods prior to the date of the reverse acquisition only relate to Genvor, unless otherwise specifically indicated.

Genvor History

Genvor Inc. (“Genvor”) was incorporated under the laws of the State of Delaware on April 4, 2019, as Nexion Biosciences Inc., on January 22, 2020, its name was changed to Genvor Inc. Genvor develops plant-based defense technology designed to help farmers achieve global food security.

During May 2019, Genvor acquired Nexion Biosciences LLC (“NBLLC”) from a founder for nominal consideration. NBLLC was formed in the State of Delaware on December 28, 2018. During August 2020, the Company acquired Agromed LLC (“Agromed”) for the purpose of obtaining Agromed’s patent rights.

Genvor’s technology was developed by two university scientists, Dr. Clayton Yates and Dr. Jesse Jaynes, who shared a mission to develop crop protection technology designed to defend against crop diseases effecting both animals and humans alike. Genvor’s technology is currently being advanced by the USDA in corn seed varieties and with U.S. Sugar in citrus trees.

Genvor’s headquarters is located at 13155 Noel Road, Suite 900, Dallas, Texas, 75240.

Genvor’s Plan of Operation

The United States Food and Agriculture Organization reports that annual global crop losses due to plant pathogens and viruses are now estimated to exceed $100 billion. Alarming to the FDA are the fungi “Aspergillus Flavus,” which produce Aflatoxins, a toxic and carcinogenic compound known to cause liver cancer in humans and animals. Aspergillus Flavus is also the second leading cause of “aspergillosis” in humans. Patients infected with Aspergillus flavus often have reduced or compromised immune systems.

The U.S. Food and Drug Administration estimates the annual cost of Aflatoxin contamination in the United States at approximately $500 million through two categories of loss: market rejection and animal health impacts. As a result, the United States Department of Agriculture (USDA) has imposed strict guidelines for crop inspection and discovery of diseased crops caused by Aflatoxins. Both planted fields and harvested crops that are found to be contaminated beyond permitted testing levels must be destroyed. As a result, farmers and growers can be exposed to catastrophic economic losses. This Aflatoxin problem has created a significant opportunity for agricultural companies who can develop the technology needed to defend against Aflatoxins.

Genvor’s Solution

Genvor’s technology is the only known solution that Genvor is aware of, which Genvor believes provides broad spectrum effectiveness against Aspergillus Flavus and Aflatoxins. This technology is deliverable by both bioengineered seed trait, as well as through biopesticide application.

Dr. Jaynes, one of Genvor’s founders, has been on a 30+ year quest to find a global crop solution for defense against Aflatoxins. As a result of successful testing and collaboration between Dr. Jaynes and the United States Department of Agriculture, Agriculture Research Service (USDA-ARS), the USDA-ARS awarded Genvor with a Cooperative Research & Development Agreement in August of 2018. The stated goal of this agreement is to develop and commercialize disease resistant and nutritionally enhanced corn seed varieties using Genvor’s seed trait technology.

Seed Traits

In the United States, the adoption of crop seeds with enhanced traits has been staggering. Currently, over 90 percent of U.S. corn, cotton and soybeans are produced using seeds with enhanced traits. Trait fees for these three crops alone represent over $2 billion annually based on an average trait fee of $13 per acre on approximately 170 million acres. U.S. corn crops alone account for roughly $1.2 billion of the estimated $2 billion.

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Biopesticides

Biopesticides are one of the fastest-growing crop protection market sectors, increasing at twice the compound annual growth rate of the crop protection market as a whole. Primary drivers of this growth include a rising global demand for organic foods, the trend in the reduction of chemical residues, stricter import and supermarket standards, shorter pre-harvest intervals, a push for sustainability, and the demand for additional modes of action for managing resistance. The biopesticide market in north America alone is currently estimated to be over $4.8 billion annually.

Genvor’s technology is effective with corn seed and is believed by Genvor to be effective with many known crop types, and the technology may be delivered as a topical spray in the form of a biopesticide.

Customer Base and Market Acceptance

While Genvor believes it can develop a new customer base through the marketing and promotion of Genvor’s agricultural technologies online and at industry-specific trade shows and retail outlets (like farm and ranch stores), the inability of Genvor to further develop such a customer base could have a material adverse effect on Genvor. Although Genvor believes that its planned seed and biopesticide product pipeline will offer advantages over competitive products, no assurance can be given that Genvor will ever attain any significant degree of market acceptance on a sustained basis or that it will generate revenues sufficient to sustain profitable operations.

Customer Base and Market Acceptance

The global seed and pesticide industry is dominated by a handful of very well capitalized and established agricultural and chemical firms. Among the largest are Bayer (which acquired Monsanto several years ago), Dupont, Chem China and Syngenta. Collectively, these companies control over 90% of the global seed trade.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.  If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business

There is doubt about our ability to continue as a going concern due to our operating history of net losses, negative working capital and insufficient cash flows, and lack of liquidity to pay our current obligations, all of which means that we may not be able to continue operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with our financial statements for the years ended December 31, 2021 and 2020, with respect to their doubt about our ability to continue as a going concern. As discussed in Note 1 to our financial statements for the years ended December 31, 2021 and 2020, the facts that we have not yet generated revenues, had an accumulated deficit of $11,772,802, recognized a net loss of $3,439,524 for the year ended December 31, 2021, and had net cash used in operating activities of $663,203, and therefore had insufficient cash flows from operations, and do not have the requisite liquidity to pay our current obligations, raise substantial doubt about our ability to continue as a going concern for a reasonable period of time.

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Competition in seeds and traits and agricultural chemicals is likely to significantly affect our sales efforts.

Many companies engage in research and development of plant biotechnology agricultural chemicals, and speed in getting a new product to market can be a significant competitive advantage. Our competitors’ success could render our existing agricultural technologies and planned products less competitive, resulting in reduced sales compared to our expectations. We expect to see substantial competition from larger and more established agricultural biotechnology firms and from major agrichemical and seed companies. The extent to which we can realize cash and gross profit from our planned product sales will depend on our ability to fully develop our agricultural technologies and planned product offerings, establish effective manufacturing, control manufacturing and marketing costs without adversely affecting sales, predict and respond effectively to competitor products, pricing and marketing, provide marketing programs meeting the needs of our customers and of the farmers who are our end users, maintain an efficient distribution system, and develop new products and services with features attractive to our end users.

Efforts to protect our intellectual property rights and to defend claims against us can increase our costs and will not always succeed; any failures could adversely affect sales and profitability or restrict our ability to do business.

Intellectual property rights will be crucial to our agricultural technology-focused business. We will endeavor to obtain and protect our intellectual property rights in jurisdictions in which our products are produced or used and in jurisdictions into which our products are imported. Different nations may provide limited rights and inconsistent duration of protection for our planned products and technologies. We may be unable to obtain protection for our intellectual property in key jurisdictions. Even if protection is obtained, competitors, farmers, or others in the chain of commerce may raise legal challenges to our rights or illegally infringe on our rights, including through means that may be difficult to prevent or detect. For example, the practice by some farmers of saving seeds from non-hybrid crops that contain our planned biotechnology traits may prevent us from realizing the full value of our intellectual property, particularly outside the United States. In addition, because of the rapid pace of technological change, and the confidentiality of patent applications in some jurisdictions, competitors may be issued patents from applications that were unknown to us prior to issuance. These patents could reduce the value of our technologies or products or, to the extent they cover key technologies on which we have unknowingly relied, require that we seek to obtain licenses or cease using the technology, no matter how valuable to our business. We cannot assure we would be able to obtain such a license on acceptable terms. The extent to which we succeed or fail in our efforts to protect our intellectual property will affect our costs, sales and other results of operations.

We are subject to extensive regulation affecting our seed biotechnology and agricultural products and our research and manufacturing processes, which affects our profitability and will affect our sales.

Regulatory and legislative requirements affect the development, manufacture and distribution of our agricultural products, including the testing and planting of seeds containing our biopesticide traits and the import of crops grown from those seeds, and non-compliance can harm our sales and profitability. Obtaining and maintaining permits for biopesticide products, and obtaining and maintaining testing, planting and import approvals for seeds or biotechnology traits can be time-consuming and costly, with no guarantee of success. In addition, regulatory and legislative requirements may change over time which can also affect our sales and profitability. The failure to receive necessary permits or approvals could have near- and long-term effects on our ability to produce and sell our planned products. Planting approvals may also include significant regulatory requirements that can limit our sales. Sales of our traits can be affected in jurisdictions where planting has been approved if we have not received approval for the import of crops containing such biotechnology traits by key import markets. Sales of our traits without having approval for the import of crops containing such biotechnology traits by an import market could lead to disruption of that market, and we may face claims of potential liability. Concern about unintended but unavoidable trace amounts (sometimes called “low-level presence”) of commercial biotechnology traits in conventional (non-biotechnology) seed, or in the grain or products produced from conventional or organic crops, among other things, could lead to export disruption and increased regulation or legislation, which may include: liability transfer mechanisms that may include financial protection insurance; possible restrictions or moratoria on testing, planting or use of biotechnology traits; and requirements for labeling and traceability, which requirements may cause food processors and food companies to avoid biotechnology and select non-biotechnology crop sources and can affect farmer seed purchase decisions and the sale of our products. Further, the detection of the presence of biotech traits not approved in the country of planting (sometimes called “adventitious presence”) may affect seed availability or result in export disruption and compliance actions, such as crop destruction or product recalls. Legislation encouraging or discouraging the planting of specific crops can also harm our sales.

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The degree of public understanding and acceptance or perceived public acceptance of our planned biotechnology products will likely affect our sales and results of operations by affecting planting approvals, regulatory requirements and customer purchase decisions.

Although our planned products will complete rigorous testing, there may be public concern about the potential for adverse effects of our products on human or animal health, other plants and the environment. The potential for low-level or adventitious presence of commercial biotechnology traits in conventional seed, or in the grain or products produced from conventional or organic crops, is another factor that can affect general public acceptance of these traits. Public concern can affect the timing of, and whether we are able to obtain, government approvals. Even after approvals are granted, public concern may lead to increased regulation or legislation or litigation against government regulators concerning prior regulatory approvals, which could affect our sales and results of operations by affecting planting approvals, and may adversely affect sales of our products to farmers, due to their concerns about available markets for the sale of crops or other products derived from biotechnology. In addition, opponents of agricultural biotechnology have attacked farmers’ fields and facilities used by agricultural biotechnology companies, and they could launch future attacks against farmers’ fields and our field testing sites and research, production, or other facilities, which could affect our sales and our costs.

The successful development and commercialization of our pipeline products will be necessary for our growth.

We use our biotechnologies to introduce crop traits that enhance specific characteristics of our crops. We use software tools, research facilities, and new planting and monitoring equipment to provide agronomic recommendations and conclusions. We also research biological and chemical products to protect farmers’ crops from Aspergillus Flavus and Aflatoxins. There are a number of reasons why new product concepts in these areas may be abandoned, including greater than anticipated development costs, technical difficulties, regulatory obstacles, competition, inability to prove the original concept, lack of demand and the need to divert focus, from time to time, to other initiatives with perceived opportunities for better returns. The processes of breeding, biotechnology trait development and trait integration are lengthy and costly. Commercial success frequently depends on being the first company to the market, and many of our competitors are also making considerable investments in similar new biotechnology and biological and chemical products. Consequently, if we are not able to fund our development activities and deliver our planned products to market on a timely basis, our business plan implementation and operations will be harmed.

Adverse outcomes in legal proceedings could subject us to substantial damages and adversely affect our results of operations and profitability.

From time to time, we may be involved in major lawsuits concerning intellectual property, biotechnology, product liability, and other matters, as well as governmental inquiries and investigations. Future lawsuits and governmental inquiries and investigations may have outcomes that may be significant to results of operations in the period recognized or limit our ability to engage in our business activities.

Fluctuations in commodity prices may increase our costs and decrease our sales.

We intend to contract production with multiple growers at fair value and retain the seed in inventory until it is sold. These purchases may constitute a significant portion of the manufacturing costs for our seeds. Additionally, planned biopesticide manufacturing operations will likely rely on the use of chemical intermediates and energy, which are subject to increases in price as the costs of oil and natural gas increase. Accordingly, increases in commodity prices may negatively affect our cost of goods sold or cause us to increase seed or biopesticide prices, which could adversely affect our sales. Where practical, we plan to use hedging strategies and raw material supply agreements that contain terms designed to mitigate the risk of short-term changes in commodity prices, but at our current stage of development are unable to do. Even if we were able to do so in the future, we will likely be unable to avoid the risk of medium- and long-term increases. Farmers’ incomes are also affected by commodity prices; as a result, fluctuations in commodity prices could have an impact on farmers' purchasing decisions and negatively affect their ability and decisions to purchase our planned seed and biopesticide products.

Our ability to match our production to the level of product demanded by farmers or our licensed customers will likely have a significant effect on our sales, costs, and growth potential.

Farmers’ decisions are affected by market, economic and weather conditions that are not known in advance. Failure to provide distributors with enough inventories of our products will reduce our sales. However, supplying higher product inventory levels at distributors may reduce sales in future periods, as those distributor inventories are worked down. In addition, inadequate distributor liquidity could affect distributors’ abilities to pay for our planned products. Additionally, if a major disruption in key raw materials were to occur, it could have a significant effect on our production, sales and costs.

6

Our results of operations and financial condition may be significantly affected by disruptions caused by weather, natural disasters, accidents, and security breaches, including cyber-security incidents.

Weather and field conditions can adversely affect the timing of crop planting, acreage planted, crop yields and commodity prices. In turn, seed production volumes, quality and cost may also be adversely affected which could impact our anticipated sales. Natural disasters or industrial accidents could also affect our planned production efforts, or those of our future suppliers or customers, which could affect our costs and our ability to meet supply requirements.

Security breaches and disruptions to our information technology systems could also seriously harm our operations.  We utilize and critically rely upon information technology systems in all aspects of our business, including increasingly large amounts of data to support our products and advance our research and development pipeline.  We may experience cyber-security attacks that have an adverse impact on our financial results, and it is not possible for us to predict the impact of future incidents.  Failure to effectively prevent, detect and recover from the increasing number and sophistication of information security threats could result in theft, misuse, modification and destruction of information, including trade secrets and confidential business information, and cause business disruptions, delays in research and development, reputational damage, and third-party claims, which could significantly affect our results of operation and financial condition.

We rely on highly skilled personnel and, if we are unable to retain or motivate key personnel, or hire qualified personnel, we may not be able to grow effectively.

Our performance will largely depend on the talents and efforts of our highly skilled scientific team. Our future success will likely depend on our ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization, particularly future sales and marketing divisions. Competition in our industry for qualified employees is intense. In addition, our compensation arrangements, such as our bonus programs, may not always be successful in attracting new employees or retaining and motivating our existing employees. Our ability to compete effectively in the agricultural market will likely depend on our ability to attract new employees and to retain and motivate existing employees.

Our operating results may fluctuate, which makes our results difficult to predict and could cause our results to fall short of expectations.

Our operating results may fluctuate as a result of a number of factors, many of which may be outside of our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful, and you should not rely on our past results as an indication of our future performance. Our quarterly, year-to-date, and annual expenses as a percentage of our revenues may differ significantly from our historical or projected rates. Our operating results in future quarters may fall below expectations. Each of the following factors may affect our operating results:

·	our ability to deliver products in a timely manner in sufficient volumes;
·	our ability to recognize product trends;
·	our loss of customers;
·	the introduction of successful new competitive products by our competitors; and
·	adverse media reports on the use or efficacy of our agricultural technologies or products.

Because our business is changing and evolving, our historical operating results may not be useful to you in predicting our future operating results.

We may not be able to secure additional financing to meet our future capital needs due to changes in general economic conditions.

We anticipate needing significant capital to fulfill our contractual obligations, complete the research and development of our planned services, obtain regulatory approvals, and execute our business plan, generally. We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we may be required to depend on external financing to satisfy our operating and capital needs. We may need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

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Our business and operating results could be harmed if we fail to manage our growth or change.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must continue to try to locate skilled employees and professionals and adequate funds in a timely manner.

Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products and brand.

We have invested significant resources to develop our intellectual property rights. However, we may be unable or unwilling to strictly enforce our intellectual property rights from infringement. Our failure to enforce our intellectual property rights could diminish the value of our brands and product offerings and harm our business and future growth prospects.

We may be subject to intellectual property rights claims, which are costly to defend, could require us to pay damages and could limit our ability to sell some of our products.

Our industry is characterized by vigorous pursuit and protection of intellectual property rights, which has resulted in protracted and expensive litigation for several companies. Third parties may assert claims of misappropriation of trade secrets or infringement of intellectual property rights against us or against our customers or partners for which we may be liable.

Intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, and we cannot be certain that we would be successful in defending ourselves against intellectual property claims. Further, many potential litigants have the capability to dedicate substantially greater resources than we can to enforce their intellectual property rights and to defend claims that may be brought against them. Furthermore, a successful claimant could secure a judgment that requires us to pay substantial damages or prevents us from distributing products or performing certain services.

We have no manufacturing capacity and anticipate continued reliance on third-party manufacturers for the development and commercialization of our products.

We do not operate manufacturing facilities for production of our products. We lack the resources and the capabilities to manufacture our products on a commercial scale at present, and we plan, at least initially, to rely on third-party manufacturers to manufacture commercial quantities of our products.

Our contract manufacturers’ failure to achieve and maintain high manufacturing standards, in accordance with applicable regulatory requirements, or the incidence of manufacturing errors, could result in consumer injury or death, product shortages, product recalls or withdrawals, delays or failures in product testing or delivery, cost overruns or other problems that could seriously harm our business. Contract manufacturers often encounter difficulties involving production yields, quality control and quality assurance, as well as shortages of qualified personnel. Any future contract manufacturers may not perform as agreed or may not remain in the contract manufacturing business. In the event of a natural disaster, business failure, strike or other difficulty, we may be unable to replace a third-party manufacturer in a timely manner and the production of our products would be interrupted, resulting in delays, additional costs and reduced revenues.

Risks Relating to Ownership of Our Securities

We may in the future issue additional common or preferred shares, which would reduce investors' percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 300,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of common or preferred stock may result in substantial dilution in the percentage of our common stock held by our then-existing shareholders. We may value any stock issued in the future on an arbitrary basis. The issuance of stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

8

Our common shares will be subject to the "Penny Stock" rules of the SEC, and the trading market in our securities will likely be limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	That a broker or dealer approve a person’s account for transactions in penny stocks; and
•	The broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quality of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	Obtain financial information and investment experience objectives of the person; and
•	Make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

•	Sets forth the basis on which the broker or dealer made the suitability determination; and
•	That the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

There is no current trading market for our securities and if a trading market does not develop, purchasers of our securities may have difficulty selling their shares.

There is currently no established public trading market for our securities, and an active trading market in our securities may not develop, or, if developed, may not be sustained. We intend to have OTC Markets Group Inc. or a market maker apply for admission to quotation of our securities on the OTC Link ATS (alternative trading system) operated by OTC Markets Group Inc. We do not yet have a market maker who has agreed to file such application, nor have we engaged OTC Markets Group Inc. to do so. If for any reason our common stock is not quoted on the OTC Link ATS or a public trading market does not otherwise develop, purchasers of the shares may have difficulty selling their common stock should they desire to do so. No market makers have committed to becoming market makers for our common stock and none may do so.

We may issue shares of preferred stock in the future that may adversely impact your rights as holders of our common stock.

Shares of preferred stock may be issued in the future that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. To the extent that we do issue shares of preferred stock, your rights as holders of common stock could be impaired thereby, including, without limitation, dilution of your ownership interests in us. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult, which may not be in your interest as a holder of common stock.

We may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock.

We may finance our operations and develop strategic relationships by issuing equity or debt securities, which could significantly reduce the percentage ownership of our existing stockholders. Furthermore, any newly issued securities could have rights, preferences and privileges senior to those of our existing stock. Moreover, any issuances by us of equity securities may be at or below the prevailing market price of our stock and in any event may have a dilutive impact on your ownership interest, which could cause the market price of our stock to decline.

9

There may be deficiencies with our internal controls that require improvements, and if we are unable to adequately evaluate internal controls, we may be subject to sanctions by the SEC.

We are exposed to potential risks from legislation requiring companies to evaluate internal controls under Section 404a of the Sarbanes-Oxley Act of 2002. As a smaller reporting company and emerging growth company, we will not be required to provide a report on the effectiveness of our internal controls over financial reporting until our second annual report, and we will be exempt from the auditor attestation requirements concerning any such report so long as we are an emerging growth company or a smaller reporting company. We have not yet evaluated whether our internal control procedures are effective and therefore there is a greater likelihood of undiscovered errors in our internal controls or reported financial statements as compared to issuers that have conducted such evaluations. If we are not able to meet the requirements of Section 404a in a timely manner or with adequate compliance, we might be subject to sanctions or investigation by regulatory authorities, such as the SEC.

Investors may never receive cash distributions, which could result in an investor receiving little or no return on his or her investment.

Distributions are payable at the sole discretion of our board of directors. We do not know the amount of cash that we will generate, if any, once we have more productive operations. Cash distributions are not assured, and we may never be in a position to make distributions.

Even if a market develops for our shares, our shares may be thinly traded with wide share price fluctuations, low share prices and minimal liquidity.

If a market for our shares develops, the share price may be volatile with wide fluctuations in response to several factors, including: potential investors’ anticipated feeling regarding our results of operations; increased competition; and our ability or inability to generate future revenues.

In addition, if our shares are quoted on the OTC Link ATS, our share price may be affected by factors that are unrelated or disproportionate to our operating performance. Our share price might be affected by general economic, political, and market conditions, such as recessions, interest rates, commodity prices, or international currency fluctuations. In addition, even if our stock is approved for quotation on the OTC Link ATS, stocks traded over this quotation system are usually thinly traded, highly volatile and not followed by analysts. These factors, which are not under our control, may have a material effect on our share price.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

We will remain an “emerging growth company” for up to five years from the Company’s initial public offering in May of 2020, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any May 30.

Our status as an “emerging growth company” under the JOBS Act of 2012 may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company,” we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

10

We will incur increased costs and compliance risks as a result of becoming a public company.

As a public company, we will incur significant legal, accounting and other expenses that Genvor did not incur as a private company prior to the share exchange closing.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA.  We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A majority of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that one year following a company ceasing to be a “shell company” and filing Form 10 information with the SEC to that effect, a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTCQB). Pursuant to Rule 144, shareholders must wait at least one year from the date of the filing of this Form 8-K to avail themselves of Rule 144 unless we file a registration statement for the sale of such shares prior thereto. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

Because we were once a “shell company,” if we ever become delinquent with the filing of our reports, Rule 144 will no longer be available until and unless we become current.

Rule 144 provides, as indicated above, that sales of securities of a former shell company may only be made once the applicable waiting period has terminated and only if appropriate current information is available by the company, and that it has filed all relevant periodic reports that it is required to file. If we become delinquent with our SEC reports, any holders of restricted securities will no longer be able to sell until, if ever, the company becomes current. No assurance can be made that the Company will be able to remain current with its reports given the costs of an international audit and difficulty in raising capital.

11

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited consolidated financial statements and the related notes for years ended December 31, 2021 and 2020, as well as our unaudited consolidated financial statements and the related notes for the three months ended March 31, 2022 and 2021, that appear elsewhere in this report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to those discussed below and elsewhere in this report, particularly in the section entitled "Risk Factors" above.

Our consolidated financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Introduction and Overview

Genvor develops plant-based defense technology designed to help farmers achieve global food security. Genvor’s technology was developed by two university scientists, Dr. Clayton Yates and Dr. Jesse Jaynes, who shared a mission to develop crop protection technology designed to defend against crop diseases effecting both animals and humans alike. Genvor’s technology is currently being advanced by the USDA in corn seed varieties and with U.S. Sugar in citrus trees.

Genvor’s fiscal year ends December 31st.

Results of Operations for the Year Ended December 31, 2021, Compared to the Year Ended December 31, 2020

Our operating results for the years ended December 31, 2021 and 2020, and the changes between those periods for the respective items, are summarized as follows:

	Year Ended
	December 31,		Change
	2021	2020	Amount
Operating loss	$(3,101,904)	$(6,504,155)	$3,402,251
Net loss	$(3,439,524)	$(7,553,699)	$4,114,175

Revenues

We did not generate any revenues during the years ended December 31, 2021 or 2020.

Operating Loss

Our loss from operations decreased to $3,101,904 during the year ended December 31, 2021, from an operating loss of  $6,504,155 in the comparative year ended December 31, 2020. That decrease was primarily due to decreases in administrative costs from $68,518 in 2020 to $38,328 in 2021, stock-based compensation from $5,819,595 in 2020 to $2,222,961 in 2021, and professional fees from $91,504 in 2020 to $89,640 in 2021, partially offset by increases in payroll from $251,800 in 2020 to $390,000 in 2021, meals and entertainment from $39,446 in 2020 to $61,668 in 2021, rent expenses from $26,215 in 2020 to $32,333 in 2021, and research and development expenses from $180,084 in 2020 to $226,448 in 2021.

Net Loss

We incurred a $3,439,524 net loss during the year ended December 31, 2021, compared to net loss of $7,553,699 in the prior fiscal year. The decrease in our net loss for the 2021 fiscal year as compared to the 2020 fiscal year is primarily due to the operating loss decrease in 2021, as well as a decrease in interest expense from $230,163 in 2020 to $102,792 in 2021. Losses related to a note receivable purchase in the amount of $699,381 were recognized in 2020, and losses on a failed business acquisition in the amount of $114,828 were recognized in 2021. In both fiscal years, we incurred late fees of $120,000.

12

Liquidity and Capital Resources

Based upon our current financial condition, we do not have sufficient cash to operate our business at the current level for the next twelve months. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund expenditures or other cash requirements. We plan to seek additional financing in private equity offering(s) to secure funding for operations. There can be no assurance that we will be successful in raising additional funding. If we are not able to secure additional funding, the implementation of our business plan will be impaired. There can be no assurance that such additional financing will be available to us on acceptable terms or at all.

Working Capital

The following table presents our working capital position as of December 31, 2021 and 2020:

	As of
	December 31,		Change
	2021	2020	Amount
Cash	$384,621	$147,973	$236,648
Current Assets	535,952	197,973	337,979
Current Liabilities	2,442,462	1,706,653	735,809
Working Capital	$(1,906,510)	$(1,508,680)	$(397,830)

The change in working capital during the year ended December 31, 2021, was due to an increase in current liabilities from $1,706,653 as of December 31, 2020, to $2,442,462 as of December 31, 2021, partially offset by increases in cash from $147,973  to $384,621, and in current assets from $197,973 to $535,952. Current liabilities increased due primarily to increases accrued payroll, accrued interest, our USDA cooperative research development agreement (CRADA) funding obligations, and short-term notes payable, partially offset by a decrease in a payable we originally assumed in connection with a failed business acquisition, which payable we are no longer honoring since the acquisition was terminated.

Cash Flow

We primarily fund our operations with cash received from borrowings and issuances of equity.

The following tables presents our cash flow for the years ended December 31, 2021 and 2020:

	Year Ended
	December 31,
	2021	2020
Cash used in operating activities	$(663,203)	$(455,328)
Cash used in investing activities	-	(18,237)
Cash provided by financing activities	899,851	580,225
Net change in cash for the period	$236,648	$106,660

Cash Flows from Operating Activities

We did not generate positive cash flows from operating activities for the years ended December 31, 2021 or 2020, as we had no revenues or any other income in either year. For the years ended December 31, 2021 and 2020, net cash flows used in operating activities were $663,203 and $455,328, respectively.

Cash Flows from Investing Activities

For the year ended December 31, 2021, no cashflows were provided by or used in investing activities, and in the year ended December 31, 2020, we had $18,237 used in investing activities, used to invest in furniture and equipment.

Cash Flows from Financing Activities

For the years ended December 31, 2021 and 2020, we had $899,851 and $580,225 provided by financing activities, primarily as a result in an increase in proceeds from the sale of our common stock in 2021 as compared to 2020, partially offset by decreases in new note borrowing, commercial loan borrowing, and sale of warrants in 2021 as compared to 2020.

13

Results of Operations for the Three Months Ended March 31, 2022, Compared to the Three Months Ended March 31, 2021

Our operating results for the three months ended March 31, 2022 and 2021, and the changes between those periods for the respective items, are summarized as follows:

	Three months ended
	March 31,		Change
	2021	2020	Amount
Operating loss	$(3,192,314)	$(1,688,815)	$(1,503,499)
Net loss	$(3,260,544)	$(1,744,940)	$(1,515,604)

Revenues

We did not generate any revenues during the three months ended March 31, 2022 or 2021.

Operating Loss

Our loss from operations increased to $3,192,314 during the three months ended March 31, 2022, from an operating loss of  $1,688,815 in the comparative period in the prior fiscal year. That increase was primarily due to increases in administrative costs from $16,991 in the three months ended March 31, 2021, to $29,628 in the comparative period in 2022, stock-based compensation from $1,523,361 in 2021 to $3,010,000 in 2022, professional fees from $25,869 in 2021 to $69,505 in 2022, rent expense from $6,780 in 2021 to $9,979 in 2022, and travel expense from $2,275 in 2021 to $13,772 in 2020, partially offset by decreases in payroll from $97,500 in 2021 to $45,725 in 2022, and meals and entertainment from $16,039 in 2021 to $13,705 in 2022.

Net Loss

We incurred a $3,260,544 net loss during the three months ended March 31, 2022, compared to net loss of $1,744,940 in the three months ended March 31, 2021. The increase in our net loss in the three months ended March 31, 2022, as compared to the same period in the prior fiscal year, is primarily due to the operating loss increase in 2022 described above, as well as an increase in interest expense from $26,125 in the three months ended March 31, 2021, to $33,230 in the three months ended March 31, 2022.

Liquidity and Capital Resources

Based upon our current financial condition, we do not have sufficient cash to operate our business at the current level for the next twelve months. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund expenditures or other cash requirements. We plan to seek additional financing in private equity offering(s) to secure funding for operations. There can be no assurance that we will be successful in raising additional funding. If we are not able to secure additional funding, the implementation of our business plan will be impaired. There can be no assurance that such additional financing will be available to us on acceptable terms or at all.

14

Working Capital

The following table presents our working capital position as of March 31, 2022, and December 31, 2021:

	As of		Change
	March 31, 2022	December 31, 2021	Amount
Cash	$225,293	$384,621	$(159,328)
Current Assets	378,190	535,952	(157,762)
Current Liabilities	1,998,171	2,442,462	(444,291)
Working Capital	$(1,619,981)	$(1,906,510)	$286,529

The improvement in our working capital deficiency during the three months ended March 31, 2022, was due to a decrease in current liabilities from $2,442,462 as of December 31, 2021, to $1,998,171 as of March 31, 2022, partially offset by decreases in cash from $384,621 to $225,293 and in current assets from $535,952 to $378,190. Current liabilities decreased due to decreases in accounts payable, accrued payroll, accrued interest, and short-term notes payable.

Cash Flow

We primarily fund our operations with cash received from borrowings and issuances of equity.

The following tables presents our cash flow for the three months ended March 31, 2022 and 2021:

	Year Ended
	December 31,
	2021	2020
Cash used in operating activities	$(663,203)	$(455,328)
Cash used in investing activities	-	(18,237)
Cash provided by financing activities	899,851	580,225
Net change in cash for the period	$236,648	$106,660

Cash Flows from Operating Activities

We did not generate positive cash flows from operating activities for the years ended March 31, 2022 or 2021, as we had no revenues or any other income in either fiscal quarter. For the three months ended March 31, 2022 and 2021, net cash flows used in operating activities were $291,328 and $209,794, respectively.

Cash Flows from Investing Activities

For the three months ended March 31, 2022 and 2021, no cashflows were provided by or used in investing activities.

Cash Flows from Financing Activities

For the three months ended March 31, 2022 and 2021, we had $132,000 and $75,000 provided by financing activities, primarily as a result in an increase in proceeds from the sale of our common stock from $0 in the three months ended March 31, 2021, to $140,000 in the three months ended March 31, 2022, partially offset by a decrease in proceeds from note borrowing from $75,000 in the three months ended March 31, 2021, to $0 in the three months ended March 31, 2022.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Inflation

Inflation and changing prices have not had a material effect on our business but may in the future.  Management will closely monitor the price changes of ingredients of our products and maintain effective cost control in operations.

Seasonality

Our operating results and operating cash flows historically have not been subject to seasonal variations, although we anticipate that our operating results will reflect significant seasonal variations once we commence sales of our planned products.

15

Critical Accounting Policies

Accounting Basis

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. The Company elected a December 31 fiscal year end (although Allure Worldwide’s fiscal year is September 30, and after the acquisition the Company’s financial statements will be consolidated with Allure Worldwide’s financial statements, and Allure Worldwide’s consolidated financial statements will be reported on the basis of its September 30 fiscal year).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the accompanying financial statements include the amortization period for intangible assets, valuation and impairment valuation of intangible assets, depreciable lives of the web site and property and equipment, valuation of warrant and beneficial conversion feature debt discounts, valuation of share-based payments and the valuation allowance on deferred tax assets.

Investments in Equity

We measure all equity investments that do not result in consolidation and are not accounted for under the equity method at fair value with the change in fair value included in net income. We use quoted market prices to determine the fair value of equity securities with readily determinable fair values. For equity securities without readily determinable fair values, we have elected the measurement alternative under which we measure these investments at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. Management assesses each of these investments on an individual basis.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with an original maturity of three months or less.

Stock-Based Compensation

The Company follows the provisions of ASC 718 which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statement of operations based on their fair values. The Company uses the Black-Scholes option valuation model for determining the fair value of stock-based compensation. Option pricing models require the input of highly subjective assumptions, including the expected price volatility. Changes in these assumptions can materially affect the fair value estimate. The Company records the stock-based compensation awards issued to non-employees and other external entities for goods and services at either the fair market value of the goods received or services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines pertaining to when the service is complete or a performance commitment date is reached, whichever is earlier.

Earnings per Share

Basic income (loss) per common share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the periods presented. The Company has no potentially dilutive securities, such as convertible preferred stock, options, or warrants, outstanding during the periods presented. Accordingly, basic and dilutive earnings (loss) per common share are the same.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our (Allure Worldwide, Inc.’s) common stock as of June 9, 2022, (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is c/o 13155 Noel Road, Suite 900, Dallas, Texas, 75240.

Name of Beneficial Owner	Number of Shares Owned (1)	Percentage Owned (1)

Brad White (2)	5,025,112	9.1%
Dr. Clayton Yates	7,312,611	13.2%
Dr. Jesse Jaynes (3)	6,767,611	12.3%
All officers and directors as a group (3 persons)	19,105,334	34.6%
Robert Bubeck (4)	5,000,000	9.0%
Margaret McLaughlin (5)	5,000,000	9.0%
Lawson Pedigo (6)	4,600,000	8.3%
John Gladdis (7)	4,600,000	8.3%

____________

(1)

Applicable percentage of ownership is based on 55,261,871 total shares comprised of our common stock outstanding (as defined below) as of June 9, 2022, which outstanding amount does not include the number of shares (18,144,112) which Allure’s founding shareholders are obligated to cancel but which have not yet been cancelled. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options and/or warrants exercisable currently or within 60 days of June 9, 2022, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	1,225,000 shares held in the name of Mr. White, and 3,800,112 shares held in the name of the LASB Family Trust. Mr. White has voting power with respect to shares held in the name of the trust.
(3)	4,767,611 shares held in the name of Dr. Jaynes, and 2,000,000 shares held in the name of Jaynes Investment, LLC. Dr. Jaynes has voting power with respect to shares held in the name of the entity.
(4)	One of Allure Worldwide, Inc.’s founding shareholders who has agreed to return shares for cancellation but has not yet done so.
(5)	One of Allure Worldwide, Inc.’s founding shareholders who has agreed to return shares for cancellation but has not yet done so.
(6)	One of Allure Worldwide, Inc.’s founding shareholders who has agreed to return shares for cancellation but has not yet done so.
(7)	One of Allure Worldwide, Inc.’s founding shareholders who has agreed to return shares for cancellation but has not yet done so.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth information with respect to persons who are serving as directors and officers of the Company, Allure Worldwide, Inc. as of the date of this report. Each director holds office until the next annual meeting of shareholders or until his successor has been elected and qualified.

Name	Age	Position

Brad White	58	Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director (1)
Clayton Yates	46	Chief Scientific Officer, Director (1)
Jesse Jaynes	71	Chief Research Officer, Director (1)

__________

(1) Appointed on January 12, 2021.

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Biographies of Directors and Officers

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Brad White brings over 28 years of experience in the field of business development with a passion for moving business concepts and technology to commercial application. Brad has extensive expertise in seed business start-up and growth, strategic planning, and research management. He is a proven driver of company revenue and in negotiating game changing deals with major institutions globally. Mr. White has traveled to and transacted business on every continent, and he has a deep understanding of the business processes and cultural etiquette within and across key countries. Prior to joining Genvor in 2018, Mr. White was a founding Partner of Alpha Financial Technologies (AFT) where he co-created the world’s first publicly traded suite of commodity indexes. While acting as Global Head of Business Development during his 13-year tenure with AFT, his company reached peak index assets (AUM) of over $13 billion. Mr. White holds his Bachelors of Business Administration from The University of Texas and Master of Arts, Legal Studies from Arizona State University.

Dr. Clayton Yates, Ph.D., co-founded Genvor in 2018 and is Chairman of the Board of Genvor. His research is currently funded by the National Cancer Institute (NCI) and Department of Defense (DOD) Congressionally Medical Directed Research Programs. Dr. Yates is also scientist at Tuskegee University, focused on identifying molecular targets for therapeutic intervention in prostate, breast, and pancreatic cancers. Dr. Yates received his initial training at the University of Pittsburgh School of Medicine in the Department of Cellular and Molecular Pathology. He completed additional training in Tissue Engineering and Regenerative Medicine jointly from the McGowan Institute for Regenerative Medicine and Massachusetts Institute of Technology (MIT). Dr. Yates completed his post-doctoral training at Emory University School of Medicine in the Department of Molecular Urology.

Dr. Jesse Jaynes, Ph.D., co-founded Genvor in 2018 as well, and he leads the research for Genvor and manages ongoing, critical communication with our outside research and development partners and associations. Dr. Jaynes is one of the world’s leading authorities on therapeutic peptide design and has vast experience in drug development for various applications, including agriculture, animal health, wound healing, and oncology. Dr. Jaynes’ research is funded by USDA, NSF, and NIH. He has more than 60 United States and foreign patents and has authored over 100 scientific journal articles. Over the past 15 years, Dr. Jaynes has served on the board of numerous life science companies and is currently the Chief Technology Officer for the National Cancer Coalition. Dr. Jaynes is a Professor of Biochemistry at Tuskegee University. Dr. Jaynes completed his doctoral training at Brigham Young University, Utah.

We believe that Mr. White’s business development experience, and Dr. Yates’s and Dr. Jaynes’ academic and scientific expertise and relationships, qualify them to serve as members of the Company’s Board of Directors.

There are no family relationships among any of our directors and executive officers.

Our directors are elected at the annual meeting of the shareholders, with vacancies filled by the Board of Directors, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the board of directors and serve at the discretion of the board of directors or until their earlier resignation or removal. Any action required can be taken at any annual or special meeting of stockholders of the corporation which may be taken without a meeting, without prior notice and without a vote, if consent of consents in writing setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office, its principle place of business, or an officer or agent of the corporation having custody of the book in which the proceedings of meetings are recorded.

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Indemnification of Directors and Officers

Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law. Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise. Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. In addition, our Bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that the Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the board of directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever; and the Company may at the discretion of the board of directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his status as such.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Director Compensation

Our directors have not been paid any fees for their role as directors.

Involvement on Certain Material Legal Proceedings During the Last Ten Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Directors’ and Officers’ Liability Insurance

The Company does not have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

No Committees of the Board of Directors; No Financial Expert

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. Nor do we have an audit committee or financial expert. Management has determined not to establish an audit committee at present because our limited resources and limited operating activities do not warrant the formation of an audit committee or the expense of doing so. As such, our entire Board of Directors acts as our audit committee. We do not have a financial expert serving on the Board of Directors or employed as an officer based on management’s belief that the cost of obtaining the services of a person who meets the criteria for a financial expert under Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d) of Regulation S-K is beyond our limited financial resources and the financial skills of such an expert are simply not required or necessary for us to maintain effective internal controls and procedures for financial reporting in light of the limited scope and simplicity of accounting issues raised in our financial statements at this stage of our development.

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Potential Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executives or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended September 30, 2021 and 2020 of Allure Worldwide

The table below sets forth, for the last two fiscal years of Allure Worldwide, Inc. ending September 30, 2021 and 2020, the compensation earned by our executive officers and former executive officers.

						Option
			Deferred			and	All Other
Name and			Compen-		Stock	Warrant	Compen-
Principal Position		Salary	sation	Bonus	Awards	Awards	sation	Total

Brad White	2021	$-	$-	$-	$-	$-	$-	$-
Chief Executive Officer, Chief Financial Officer, and Director (1)	2020	$-	$-	$-	$-	$-	$-	$-

Dr. Clayton Yates	2021	$-	$-	$-	$-	$-	$-	$-
Chief Scientific Officer, Director (1)	2020	$-	$-	$-	$-	$-	$-	$-

Dr. Jesse Jaynes	2021	$-	$-	$-	$-	$-	$-	$-
Chief Research Officer, Director (1)	2020	$-	$-	$-	$-	$-	$-	$-

Robert Bubeck	2021	$-	$-	$-	$-	$-	$-	$-
Former Chief Executive Officer, Former Chief Financial Officer, Former President & Treasurer, Former Director (2)	2020	$-	$-	$-	$-	$-	$-	$-

Margaret McLaughlin	2021	$-	$-	$-	$-	$-	$-	$-
Former Secretary, Former Director (2)	2020	$-	$-	$-	$-	$-	$-	$-

__________

(1)	Appointed on January 12, 2021.
(2)	Resigned on January 12, 2021.

No compensation was earned by or paid to Allure Worldwide, Inc.’s officers or directors during the fiscal years ending September 30, 2021 and 2020.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by Allure Worldwide, Inc. for the benefit of its officers or directors or employees.

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Summary Compensation Table — Fiscal Years Ended December 31, 2021 and 2020 of Genvor

The table below sets forth, for the last two fiscal years of Genvor Inc. ending December 31, 2021 and 2020, the compensation earned by our executive officers.

							Option
			Deferred				and	All Other
Name and			Compen-		Stock		Warrant	Compen-
Principal Position		Salary	sation	Bonus	Awards		Awards	sation	Total

Brad White	2021	$150,000	$-	$-	$-		$-	$-	$150,000
Chief Executive Officer, Chief Financial Officer, and Director	2020	$150,000	$-	$-	$1,853,522	(1)	$-	$-	$2,003,522

Dr. Clayton Yates	2021	$-	$-	$-	$-		$-	$-	$-
Chief Scientific Officer, Director (1)	2020	$-	$-	$-	$1,853,522	(1)	$-	$-	$1,853,522

Dr. Jesse Jaynes	2021	$-	$-	$-	$-		$-	$-	$-
Chief Research Officer, Director (1)	2020	$-	$-	$-	$1,853,522	(1)	$-	$-	$1,853,522

__________

(1)	The value of shares of Genvor common stock issued as compensation for founding services to each founder computed in accordance with ASC 718 on the date of grant.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by Genvor Inc. for the benefit of its officers or directors or employees. No compensation was earned by or paid to Genvor Inc.’s directors during the fiscal years ending December 31, 2021 and 2020, for their services as directors of Genvor.

Outstanding Equity Awards

Our directors and officers do not have unexercised options, stock that has not vested, or equity incentive plan awards.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

Allure Worldwide, Inc. does not have employment or director agreements with its officers and directors, and neither does Genvor Inc., except that Genvor Inc. has agreed to continue paying its CEO, Brad White, pursuant to a prior consulting agreement, $150,000 per year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

During the year ended December 31, 2020, the Board of Directors of Genvor Inc. allocated 11,137,833 shares of common stock among the three founders of Genvor Inc. for founding services. These issuances were valued at $0.50 per share based on a third-party sale of common stock, in the aggregate amount of $5,560,567.

On March 8, 2022, the Company issued 2,000,000 shares of common stock to each of its three directors, for a total of 6,000,000 shares issued valued at $3,000,000 (based on the latest third-party sale of common stock).

During August 2018, Nexion Biosciences, Inc., organized in the state of Florida (NBFL) (a related party), entered into a CRADA with the USDA ARS. This agreement provides for the award amount of $462,600 to be paid to ARS by NBFL over a three-year period for research services. During 2019, NBFL was dissolved, and on September 16, 2020, an amendment was made to the CRADA to change the responsible party from NBFL to Genvor, and Genvor assumed NBFL’s obligations under the CRADA.

During the period from January 1, 2020 through September 16, 2020 (date the CRADA amendment was effective), Genvor made payments to ARS on behalf of the related party totaling $10,000.

The daughter of Brad White, the CEO and a director of Genvor, was paid $9,325 and $22,000, respectively, by Genvor for clerical services provided during the years ended December 31, 2021 and 2020.

During the year ended December 31, 2019, Brad White, the CEO and a director of Genvor, advanced $5,000 to Genvor. During the year ended December 31, 2020, $1,425 was repaid resulting in a balance to the CEO totaling $3,575 at December 31, 2020. During the year ended December 31, 2021, the CEO advanced $991 and was repaid the full amount by December 31, 2021. The advance is non-interest bearing and due upon demand.

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During the year ended December 31, 2020, one of the Company’s other directors advanced Genvor $3,000. Later that year, $5,000 was paid to the director, leaving a total $2,000 receivable owed by the director to Genvor at December 31, 2021 and 2020, respectively.

During the quarter ended March 31, 2022, the Genvor paid professional fees (filing fees and audit related fees) totaling $8,000, on behalf of Allure. During the year ended December 31, 2021, the Company paid filing fees and audit related fees totaling $4,026 and $21,553, respectively, on behalf of Allure. Accordingly, these are included in the receivables from related parties in the accompanying consolidated balance sheets.

Director Independence

We do not have any independent directors, as the term “independent” is defined by the rules of the NASDAQ Stock Market.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. Except as set forth below, we are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange or quoted on any alternative trading system.  We cannot assure you that there will be a market in the future for our common stock.

Holders

As of June 9, 2022, there were 122 stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance, and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth Item 3.02 of this report, which disclosure is incorporated by reference into this section.

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DESCRIPTION OF SECURITIES

The following description of our capital stock is a summary and is qualified in its entirety by the provisions of our Articles of Incorporation, which has been filed as an exhibit to our registration statement of which this Prospectus is a part.

Common Stock

We are authorized to issue 300,000,000 shares of common stock, par value $0.001, of which 20,000,000 shares are issued and outstanding as of the date of this prospectus. Each holder of shares of our common stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of Directors. The holders of shares of common stock have no preemptive, conversion, subscription or cumulative voting rights. There is no provision in our Articles of Incorporation or By-laws that would delay, defer, or prevent a change in control of our Company.

Preferred Stock

We are currently authorized to issue 20,000,000 shares of preferred stock, par value $0.001, none of which are issued and outstanding as of the date of this prospectus.

Warrants and Options

Currently, there are no warrants or options outstanding, nor are there any other equity or debt securities convertible into common stock.

Security Holders

As of June 9, 2022, there were 55,261,871 common shares issued and outstanding, which were held by 122 stockholders of record.

Non-cumulative Voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Transfer Agent

We have engaged Action Stock Transfer Corporation as the Company’s transfer agent to serve as agent for shares of our common stock. Our transfer agent’s contact information is as follows:

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

http://www.actionstocktransfer.com/

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, the holders of the Company's common stock do not have cumulative voting rights. The combination of the present ownership by a few stockholders of a significant portion of the Company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company's board of directors or for a third party to obtain control of the Company by replacing its board of directors.

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Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

•	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or
•	if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of any preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference. The Merger Shares were issued to Genvor’s pre-merger shareholders in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, the transaction did not involve a public offering, the shareholders were either accredited investors or financially sophisticated, and there were less than 35 non-accredited shareholders.

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ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 5.06.  CHANGE IN SHELL COMPANY STATUS.

As a result of the consummation of the Acquisition described in Item 2.01 of this Current Report on Form 8-K, we are no longer a “shell company,” as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

Filed herewith as Exhibits 99.1, 99.2, and 99.3 are, respectively:

•	Audited consolidated financial statements of Genvor for the years ended December 31, 2021 and 2020;
•	Unaudited consolidated financial statements of Genvor for the three months ended March 31, 2022 and 2021; and
•	Pro-forma financial statements for Genvor and Allure Worldwide as of and for the six months ended March 31, 2022, and as of and for the fiscal years ended September 30, 2021 and 2020.

 (d) Exhibits

Exhibit	Description

3.1	Florida Articles of Incorporation (incorporated by reference to Exhibit 3.A to our Registration Statement on Form S-1, filed on May 4, 2020)

3.2	Nevada Articles of Incorporation (incorporated by reference to Exhibit 3.2 to our Quarterly Report on Form 10-Q, filed on July 20, 2021)

3.3	Certificate of Correction to Nevada Articles of Incorporation (incorporated by reference to Exhibit 3.3 to our Quarterly Report on Form 10-Q, filed on July 20, 2021)

3.4	Bylaws (incorporated by reference to Exhibit 3.B to our Registration Statement on Form S-1, filed on May 4, 2020)

10.1*	Exchange Agreement, by and between the Company and Genvor Inc. (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on February 1, 2021)

10.2*

Agreement and Plan of Merger, by and between the Company, Genvor Inc., and Genvor Acquisition Corp. (incorporated by reference to Exhibit 10.2 to our Annual Report on Form 10-K filed on March 21, 2022)

99.1**	Audited consolidated financial statements of Genvor for the years ended December 31, 2021 and 2020

99.2**	Unaudited consolidated financial statements of Genvor for the three months ended March 31, 2022 and 2021

99.3**	Pro-forma financial statements for Genvor and Allure Worldwide as of and for the six months ended March 31, 2022, and as of and for the fiscal years ended September 30, 2021 and 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

____________

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

** Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURE WORLDWIDE INC.

Dated: June 9, 2022	By:	/s/ Brad White
Brad White
President, CFO, CEO, Director

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